Exhibit 10.18

Execution Version

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COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

THIS THIRD AMENDMENT TO DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT (this “Third Amendment”) is made and entered into as of June 15, 2017 by and between Alkermes Pharma Ireland Limited, a private limited company organized and existing under the laws of the Republic of Ireland (“Alkermes”), and Recro Ireland Limited, a private limited company organized and existing under the laws of the Republic of Ireland (“Recro”). Recro and Alkermes are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, Alkermes and Recro Pharma, Inc. entered into that certain Development, Manufacturing and Supply Agreement on July 10, 2015, as amended by that certain First Amendment to the Development, Manufacturing and Supply Agreement between Alkermes and Recro Pharma, Inc. dated as of October 19, 2016 and by that certain Second Amendment to the Development, Manufacturing and Supply Agreement between Alkermes and Recro Pharma, Inc. dated as of February 1, 2017 (the “Agreement”);

WHEREAS, with effect from March 7, 2017, the Agreement was assigned by Recro Pharma, Inc. to Recro;

WHEREAS, the Parties desire to amend the terms of the Agreement as set forth herein to provide for certain requests by Recro, the procedure governing the calculation and payment of the amounts payable by Recro to Alkermes for all Services performed with respect to the Requirements under Section 7.1(c) of the Agreement and other miscellaneous matters.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Alkermes and Recro agree as follows:

Article 1

Definitions

1.1    All capitalized terms used but not otherwise defined herein (including in the Recitals hereto) shall have the meaning ascribed thereto in the Agreement.

1

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Article 2

Amendments to Agreement

2.1    Article 6 of the Agreement is hereby amended by adding the following new Section 6.12:

“6.12    Requests by Recro. Notwithstanding any other provision of this Agreement, including without limitation, Sections 4.3, 4.4, 4.5, 6.4, 6.5 and 9.2, where Recro requests Alkermes to adopt a particular practice or approach, with which Alkermes reasonably disagrees, (a “Request”), Alkermes shall notify Recro in writing within [***] Business Days of Alkermes identifying an issue with the Request that could have a significant impact upon Alkermes’ performance of its obligations under this Agreement; provided that Alkermes’ disagreement shall not be considered reasonable where Recro has requested the relevant practice or approach in a timely manner and there is no commercial or regulatory alternative to such practice or approach. Such disagreement shall be referred to the Project Team for resolution pursuant to the dispute resolution procedures of Section 2.1(e). To the extent unresolved, or if agreed by the Parties, the Parties shall document such Request, in a Work Plan or other written agreement (a “Request Agreement”). Notwithstanding another provision in this Agreement, in circumstances where Alkermes Manufactures BC Parenteral Meloxicam or Finished Meloxicam in accordance with a Request and/or any Request Agreement and the Quality Agreement and such BC Parenteral Meloxicam or Finished Meloxicam fails to meet any applicable Specifications or there is a failure to pass any other testing or inspection procedures set out in the relevant Request Agreement, the following provisions shall apply:

(a)

Alkermes will not bear, and is hereby released from, any responsibility or liability for any such BC Parenteral Meloxicam or Finished Meloxicam, for such failures or for the consequences thereof (including without limitation any obligation to supply replacement BC Parenteral Meloxicam or Finished Meloxicam) and will be deemed to have made such BC Parenteral Meloxicam or Finished Meloxicam available to Recro in compliance with the terms of this Agreement, irrespective of whether such BC Parenteral Meloxicam or Finished Meloxicam was, in fact, made available to Recro; and

(b)	Recro will, on demand, indemnify Alkermes against any Liability incurred or suffered by Alkermes in connection with such BC Parenteral Meloxicam or Finished Meloxicam,

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including without limitation any payments due by Recro under this Agreement for such BC Parenteral Meloxicam or Finished Meloxicam that, further to Section 6.12(a) above, are deemed to have been made available to Recro in compliance with this Agreement.

Provided that this Section 6.12 shall not relieve Alkermes from liability, or entitle Alkermes to indemnification, to the extent that any such liability resulted from the Alkermes actions and/or omissions referenced in Section 11.3 (a) of this Agreement and provided that Alkermes shall use commercially reasonable efforts to mitigate its Liability, including, when practicable, by consultation with Recro in order to seek Recro’s assistance in mitigating such Liability. Without prejudice to the foregoing, the Parties shall continue to work together in good faith to identify alternative approaches to those documented in the relevant Request Agreement and if the Parties agree in writing (other than electronic communication) upon such approaches they shall use commercially reasonable efforts to implement such approaches as soon as commercially practicable in accordance with the terms of this Agreement, and such Request Agreement shall, with effect from the date on which such alternative approaches are fully implemented and fully replace existing approaches, and without prejudice to any rights or obligations which may have arisen on or before such date, cease to be a Request Agreement governed by the terms of this Section 6.12. In the event of (i) any conflict, inconsistency, ambiguity or uncertainty between any term of a Request Agreement and any term of this Agreement (including this Section 6.12), the term of the Request Agreement shall prevail, or (ii) any conflict, inconsistency, ambiguity or uncertainty between any term of this Section 6.12 and any other term of this Agreement, the term of this Section 6.12 shall prevail.”

2.2    Section 7.1(c) of the Agreement is hereby amended by adding the following immediately after the first sentence thereof:

“All payments under this Section 7.1(c) are subject to the provisions of Section 7.4.”

2.3    Article 7 of the Agreement is hereby amended by the deletion of the current Section 7.1(f) and its replacement by the following:

“(f)    In respect of Services performed with respect to the Requirements, all invoices under this Agreement shall be issued by Alkermes upon or promptly after Alkermes’ making available BC

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Parenteral Meloxicam, Ex Works the Alkermes Facility. All other invoices under this Agreement shall be issued by Alkermes in accordance with the relevant Work Plan. Subject to Section 7.1(g), Recro will pay such invoices within [***] days of receipt of the applicable invoice. Invoices shall be emailed to [***]. Invoices shall be itemized and contain information on units of Fully Burdened Costs, relevant Third Party expenses to be reimbursed, time dedicated to performing Services under the Work Plans, time dedicated to performing CMC Development Services, labeling and packaging components, and batch and lot numbers for BC Parenteral Meloxicam produced and Finished Meloxicam derived therefrom.”

2.4    Article 7 of the Agreement is hereby amended by adding the following new Section 7.4:

“7.4

Procedure for Payments under Section 7.1(c). Further to Section 7.1(c), the Parties have agreed the following procedure for the calculation and payment of the amounts payable by Recro to Alkermes for all Services performed with respect to the Requirements:

(a)    Prior to the manufacture of Launch Stock in accordance with Section 4.1(b) and at the beginning of each Calendar Year during the term of the Agreement subsequent to the Calendar Year in which the Launch Stock is manufactured, Alkermes shall estimate its Fully Burdened Costs for all Services to be performed with respect to the Requirements for the forthcoming Calendar Year (or remainder thereof), using the latest forecasted Requirements received from Recro in accordance with Section 4.2. Such estimated Fully Burdened Costs, plus [***] shall constitute the “Estimated Supply Price”. The Estimated Supply Price will be the initial price charged for shipments during the relevant Calendar Year.

(b)    Alkermes shall issue invoices to Recro in accordance with Section 7.1(f) in respect of the Services performed with respect to the Requirements.

(c)    Within [***] business days following the end of every Calendar Quarter, either Party may request a recalculation of the then applicable Estimated Supply Price, whenever there is a deviation of more than [***]% of the total number of Batches forecast to be delivered for the Calendar Year.

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(d)    Within [***] days of the end of the Calendar Year, Alkermes shall calculate the actual Fully Burdened Cost for all Services performed with respect to the Requirements, plus [***] (the “Actual Supply Price”).

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(e)    Alkermes will perform reconciliation for all units shipped during the previous Calendar Year, comparing the Estimated Supply Price invoiced with the Actual Supply Price. Alkermes will inform Recro in writing of:

(i)    Any amounts (underpayments) owed by Recro in the event that the Actual Supply Price was higher than the Estimated Supply Price. Such underpayments will be invoiced by Alkermes and be payable by Recro within [***] days of receipt of invoice.

(ii)    Any credits (overpayments) owed to Recro in the event that the Actual Supply Price was lower than the Estimated Supply Price. Such overpayments will be accounted for as a credit to Recro’s account and will be credited against future Firm POs until fully offset against such Firm POs.”

Article 3

General

3.1    No Other Amendments. Except as expressly set forth in this Third Amendment, this Third Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of either Party under the Agreement, or alter, modify, amend or in any way affect any of the other terms, obligations or covenants contained in the Agreement, all of which shall continue in full force and effect.

3.2    Miscellaneous Provisions. This Third Amendment shall be subject to the miscellaneous provisions contained in Article 13 of the Agreement, which are incorporated by reference herein, in each case, mutatis mutandi.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their respective duly authorized representatives as of the date set forth above.

ALKERMES PHARMA IRELAND LIMITED

By:	/s/ Shane Cooke
(Signature)

Name:	Shane Cooke

Title:	Director

RECRO IRELAND LIMITED

By:	/s/ Gerri Henwood
(Signature)

Name:	Gerri Henwood

Title:	Director

[Signature Page to Third Amendment to Development, Manufacturing and Supply Agreement]